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                                                                   EXHIBIT 10.23




                                NONQUALIFIED STOCK OPTION GRANT AGREEMENT



GRANTED TO:                         David D. Jones, Jr.

DATE OF GRANT:                      March 10, 1998

GRANTED PURSUANT TO:
                                    (i) Paragraph 6 of an employment agreement dated March 10, 1998 between the Company and David D. Jones, Jr. and (ii) Outboard Marine Corporation Personal Rewards and Opportunities Program

NUMBER OF UNDERLYING SHARES:        238,895 shares

EXERCISE PRICE:                     $18.00 per share

VESTING SCHEDULE:                   88,890 shares become exercisable on
                                    September 25, 1998, an additional 94,445 shares become exercisable on September 25, 1999, and an additional 55,560 shares become exercisable on September 25, 2000.



         1. This Nonqualified Stock Option Grant Agreement (the "Agreement") is made and entered into as of March 10, 1998 (the "Date of Grant") between Outboard Marine Corporation, a Delaware corporation (the "Company"), and David
D. Jones, Jr. (the "Employee") pursuant to Paragraph 6 of an employment agreement between the Company and the Employee dated March 10, 1998 ("Employment Agreement"). It is the intent of the Company and the Employee that the Option (as defined in Paragraph 2 below) will not qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended from time to time.

         2. The Employee is granted an option to purchase 238,895 shares of the common stock of the Company (the "Option"). The Option is granted under the Outboard Marine Corporation Personal Rewards and Opportunities Program ("PROP"), a copy of which is enclosed herewith and to the extent directly relating to the Option, under Paragraphs 6, 11, 12 and 13 of the Employment Agreements, the provisions of which are incorporated herein by reference. The Option granted hereunder is a matter of separate inducement and is not in lieu of salary or other compensation for the Employee's services.

         3. The Option's Exercise Price is $18.00 per share.

         4. The Option, unless sooner terminated or exercised in full, shall expire on the 10th anniversary of the Date of Grant and, notwithstanding anything contained in this Agreement to the contrary, no portion of the Option may be exercised after such date.

         5. Subject to Paragraph 4 above and the terms of the Employment Agreement incorporated herein, the Option shall become exercisable according to the exercisability schedule set forth below.

         88,890 shares shall become exercisable on September 25, 1998 and shall remain exercisable until the 10th anniversary of the Date of Grant;


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         94,445            shares shall become exercisable on September 25, 1999
                           and shall remain exercisable until the 10th anniversary of the Date of Grant; and

         55,560 shares shall become exercisable on September 25, 2000 and shall remain exercisable until the 10th anniversary of the Date of Grant.


         6. During the Employee's lifetime, the Option shall not be subject in any manner to alienation, anticipation, sale, assignment, pledge, encumbrance or other transfer and shall be exercisable only by the Employee. Upon the death of the Employee, the Option shall be exercisable only by the executor or administrator of the estate of the deceased Employee or the person or persons to whom the deceased Employee's rights with respect to the Option shall pass by will or the laws of descent and distribution. Notwithstanding the preceding two sentences, the Option may be transferred by the Employee solely to his spouse, siblings, parents, children and/or grandchildren or trusts for the benefit of such persons or partnerships, limited liability companies or other entities owned soley by such persons subject to any restrictions otherwise applicable to the Option.

         7. The Employee may exercise the exercisable portion of the Option regardless of whether any other stock option that the Employee has been granted by the Company remains unexercised. In no event may the Employee exercise the Option for a fraction of a share or for less than 100 shares (unless the number purchased is the total balance for which the Option is then exercisable).

         8. Any exercise of the Option shall be in writing addressed to the Corporate Secretary of the Company at the principal business office of the Company, specifying the Option being exercised and the number of shares of Stock to be purchased, and specifying a business day not more than 10 days from the date such notice is given for the payment of the purchase price against delivery of the shares of Stock being purchased. Subject to the terms of PROP and this Agreement, the Company shall cause certificates for the shares so purchased to be delivered at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise. The Option's Exercise Price shall be paid by the Employee in cash or, if permitted by the Committee in its sole discretion at the time of exercise, in shares of Common Stock currently held by the Employee at the time of exercise, or by a combination of cash and such currently held shares. Any shares of Common Stock delivered in payment of the Exercise Price shall be valued at their then fair market value.

         9. By his acceptance of this Agreement, the Employee agrees to reimburse the Company for any taxes required by any government to be withheld or otherwise deducted and paid by the Company with respect to the issuance or disposition of the shares subject to the Option. In lieu thereof, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company to the Employee. The Company may, in its discretion, hold the stock certificate or certificates to which the Employee is entitled upon the exercise of the Option as security for the payment of such withholding tax liability until cash sufficient to pay that liability has been accumulated. In addition, at any time that the Company becomes subject to a withholding obligation under applicable law with respect to the exercise of a Non-Qualified Option (the "Tax Date"), except as set forth below, a holder of a Non-Qualified Option may elect to satisfy, in whole or in part, the holder's related personal tax liabilities (an "Election") by (a) directing the Company to withhold from shares of Stock issuable in the related exercise either a specified number of shares of Stock or shares of Stock having a specified value (in each case not in excess of the related personal tax liabilities), (b) tendering shares of Stock previously issued pursuant to the exercise of a stock option or other shares of Stock owned by the holder, or (c) combining any or all of the foregoing Elections in any fashion. An Election shall be irrevocable. The withheld shares and other shares of Stock and other shares of Stock tendered in payment shall be valued at their fair market value on the Tax Date. The Committee may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular shares of Stock or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate, including any limitations necessary to comply with Section 16 of the Exchange Act.

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         10. The Employee shall not have any of the rights of a shareholder with respect to the shares of Common Stock underlying the Option until the Option is exercised and the Employee receives such shares.

         11. If the Company, in its sole discretion, shall determine that it is necessary, to comply with applicable securities laws, the certificate or certificates representing the shares purchased pursuant to the exercise of the Option shall bear an appropriate legend in form and substance, as determined by the Company, giving notice of applicable restrictions on transfer under or with respect to such laws.

         12. The Employee covenants and agrees with the Company that if, at the time of exercise of the Option, there does not exist a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the "Act"), which Registration Statement shall have become effective and shall include a prospectus that is current with respect to the shares subject to the Option, then the Employee shall execute and deliver a certificate to the Company indicating (i) that he is purchasing the shares for his own account and not with a view to the resale or distribution thereof, (ii) that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (x) a Registration Statement on an appropriate form under the Act, which Registration Statement shall have become effective and shall be current with respect to the shares being offered and sold, or (y) a specific exemption from the registration requirements of the Act and any rules and regulations thereunder and applicable state securities laws and regulations, but in claiming such exemption, the Employee shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the applicability of such exemption and (iii) that the Employee agrees that the certificate or certificates evidencing such shares shall bear a legend to the effect of the foregoing.

         13. This Agreement is not a contract of employment and the terms of the Employee's employment shall not be affected hereby or by any agreement referred to herein except to the extent specifically so provided herein or therein. Nothing herein shall be construed to impose any obligation on the Company to continue the Employee's employment, and it shall not impose any obligation on the Employee's part to remain in the employ of the Company.

The Employee acknowledges and agrees that neither the Company, its shareholders nor its directors and officers, has any duty or obligation to disclose to the Employee any material information regarding the business of the Company or affecting the value of the Common Stock before or at the time of a termination of the employment of the Employee by the Company, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date written below.

                                                     OUTBOARD MARINE CORPORATION


DATED:  December 21, 1998.                         By  /s/  Gary K. Duberstein
                                                     _________________________
                                                            Gary K. Duberstein


ACCEPTED this 21 day of December, 1998:


/s/  David D. Jones, Jr.
_______________________________
     DAVID D. JONES, JR.




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